UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 22, 2015 (December 31, 2014)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.

(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 7.01	Regulation FD Disclosure.

On December 31, 2014, one of Newtek Business Services Corp.’s (the “Company”) portfolio companies, Small Business Lending, Inc. (“SBL”), entered into a Lender Service Provider Agreement for Loans Guaranteed by the U.S. Small Business Administration (the “Service Agreement”) with Banco Popular North America (“BPNA”), the U.S. banking subsidiary of Popular, Inc. The Service Agreement remains subject to the approval of the U.S. Small Business Administration (the “SBA”). Pursuant to the Service Agreement, SBL will service BPNA’s existing portfolio of over $400 million in loans guaranteed by the SBA (“SBA Loans”) and any future SBA Loans originated by BPNA.

In addition, the Company also entered into a Referral Promotion Agreement (the “Referral Agreement”) with BPNA on January 21, 2015. Under the Referral Agreement, the Company may enhance BPNA’s loan origination activity in small business government-guaranteed lending and other small business loans as BPNA will have the option to refer new small business loans to the Company through BPNA’s broad network of retail branches, as further supplemented by its commercial banking channel. Furthermore, BPNA will be able to work with the Company’s fifty-state licensed insurance portfolio company, Newtek Insurance Agency LLC, to provide certain lines of insurance to BPNA’s SBA Loan borrowers.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: January 22, 2015	/s/ Barry Sloane
Barry Sloane
Chairman of the Board and Chief Executive Officer